Exhibit 10.5

This instrument prepared by
and after recording return to:

Daniel K . Wright, II, Esq .
Arter & Hadden LLP
1100 Huntington Building
925 Euclid Avenue
Cleveland, Ohio 44115-1475

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

STATE OF MISSISSIPPI	§
§
COUNTY OF HARRISON	§

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this “Agreement”) is made as of the 31 day of January, 2003 by and between and between GULFPORT RETAIL PARTNERS, L.P., a Texas limited partnership (“Transferor”), and DDR CROSSROADS CENTER LLC, an Ohio limited liability company, having its principal place of business and tax mailing address at 3300 Enterprise Parkway, Cleveland, Ohio 44122 (“Transferee”).

WITNESSETH:

WHEREAS, Transferor is the lessee under that certain Amended and Restated Sixteenth Section Commercial Lease Contract, dated effective as of July 28, 1998, by and between Harrison County Board of Education as lessor and Transferor as lessee, and approved by the Harrison County, Mississippi Board of Supervisors, recorded November 18, 1998 in Book 1431, Pages 322 through 339 in the Records of Deeds of Harrison County, Mississippi, as amended by that certain First Amendment to Amended and Restated Sixteenth Section Commercial Lease Contract, dated November 18, 2002, by and between Harrison County Board of Education as lessor and Transferor as lessee, and approved by the Harrison County, Mississippi Board of Supervisors on December 2, 2002, recorded January ___, 2003 in Book ____, Pages ____ through ____ in the Records of Deeds of Harrison County, Mississippi (collectively, the “Ground Lease”), which affects the plot, piece or parcel of land described in Exhibit A, attached hereto and made a part hereof (the “Leased Premises”); and

WHEREAS, Transferor has agreed to sell, convey and assign the lessee’s interest in the Ground Lease to Transferee, and Transferee has agreed to take, purchase and assume the lessee’s interest in the Ground Lease from Transferor.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Transferor, Transferor, intending to be legally bound, does, as of the date hereof, hereby (a) sell, convey, assign and deliver unto Transferee, and its successors and assigns, all of Transferor’s rights, titles and interests in and to the Ground Lease, together with all easements and rights of use appurtenant thereto, and all rights, titles, interests, powers, options (including, but not limited to, options to extend or renew the term thereof) and privileges of Transferor thereunder, including, without limitation, any security deposits and prepaid amounts thereunder, but subject to the burdens imposed upon the rights, titles and interests of Transferor therein by the matters referred to in Exhibit B, attached hereto and made a part hereof (collectively, the “Permitted Exceptions”) and any separate agreement between Transferor and Transferee regarding proration of rent and other charges payable under the Ground Lease; and (b) subject to the provisions of paragraph 8 of the Ground Lease, grant, bargain, sell and convey to Transferee, and its successors and assigns, all of Transferor’s rights, titles and interests in and to the buildings, fixtures and improvements owned by Transferor and located on the Leased Premises, other than those buildings, fixtures and improvements owned by tenants under tenant leases and those public improvements owned by governmental authorities (the “Improvements”), and all and singular the rights, privileges, easements, hereditaments and appurtenances thereto in anywise belonging, but subject to burdens imposed upon the rights, titles and interests of Transferor therein by the Permitted Exceptions and any separate agreement between Transferor and Transferee regarding proration of rent and other charges relating thereto.

TO HAVE AND TO HOLD the same unto Transferee and its successors and assigns, from and after the date hereof, on and subject to the terms, covenants, conditions and provisions contained in the Ground Lease and herein, but subject, nevertheless, to the burdens imposed upon the rights, titles and interests of Transferor under the Ground Lease and/or in and to the Improvements by the Permitted Exceptions and any separate agreement between Transferor and Transferee regarding proration of rent and other charges relating thereto.

TRANSFEROR AND TRANSFEREE FURTHER COVENANT AND AGREE AS FOLLOWS:

1.Warranty.  Transferor covenants with, and warrants and represents to, Transferee that: (a) it is the owner of all rights, titles, interests, rights of use, options, powers, privileges and other property hereby assigned and transferred, subject only to the Permitted Exceptions; and (b) it has good title to all rights, titles, interests, rights of use, options, powers, privileges and other property hereby assigned and transferred, subject only to the Permitted Exceptions, and that the same are free of all liens and encumbrances, other than the Permitted Exceptions.

2.Assumption.  Transferee acknowledges receipt of the Ground Lease and the Improvements on the terms, conditions and provisions set forth in this Agreement, and hereby assumes, accepts, and agrees to observe and perform the terms, covenants, conditions, provisions and agreements contained in the Ground Lease or that relate to the Improvements on the part of Transferor to be observed and performed thereunder or under applicable zoning and building ordinances, codes, laws, rules and regulations, including, but not limited to, payment of all rent and other charges to the lessor thereunder from and after the date hereof, but not prior thereto.

3.Indemnity.  Subject to the provisions of any separate agreement between Transferor and Transferee regarding proration of rent and other charges payable under the Ground Lease, the parties agree as follows:

(a)Transferor agrees to indemnify, defend, pay and hold Transferee harmless from and against any and all claims, demands, fines, suits, actions, proceedings, orders, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs of

2

suit) that arise out of or relate to the Ground Lease and/or the lessee’s interest under the Ground Lease with respect to periods prior to the date hereof, but not thereafter; and

(b)Transferee agrees to indemnify, defend, pay and hold Transferor harmless from and against any and all claims, demands, fines, suits, actions, proceedings, orders, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys’ fees and costs of suit) that arise out of or relate to the Ground Lease and/or the lessee’s interest under the Ground Lease with respect to periods on or after the date hereof, but not before.

4.Further Assurances.  Transferor agrees that it will cooperate with Transferee and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, as Transferee may deem reasonably necessary, all other and further documents and instruments, and will take all other and further actions, as Transferee may reasonably request from time to time in order to (a) transfer the interest in and to the Ground Lease, the Improvements and the rights, options, powers and privileges hereby transferred to Transferee, and (b) otherwise effectuate the purposes and provisions of this Agreement.

5.Authorization. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Agreement on behalf of all entities named below on whose behalf he or she has so acted.

6.Governing Laws/Successors and Assigns.  This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the state where the Leased Premises is located, and shall be binding upon, and shall inure to the benefit of, Transferor, Transferee, and their respective successors and assigns.

7.Amendment.  This Agreement may only be amended, modified and/or supplemented by written instrument that is duly executed by Transferor and Transferee.

8.Counterparts.  This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, and all of which shall together constitute one and the same document, and shall be binding on the signatories; and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

9.Certificate of Ground Lessor.  Attached hereto and made a part hereof as Exhibit C is that certain Certificate of Ground Lessor relative to the Ground Lease that has been executed on behalf of the Harrison County Board of Education and the Harrison County, Mississippi Board of Supervisors, which contains (in paragraph 13 thereof) a consent to and approval of the within assignment of Transferor’s interest in the Ground Lease.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

TRANSFEROR:

GULFPORT RETAIL PARTNERS, L.P., a Texas limited partnership

By:	T.W. Realty, Inc., a Texas corporation, General Partner

	By:	/s/ Terry N. Worrell
Terry N. Worrell, President

TRANSFEREE:

DDR CROSSROADS CENTER LLC, an Ohio limited liability company

By:	Developers Diversified of Mississippi, Inc., an Ohio corporation, its sole member

	By:	/s/ Joan U. Allgood
Joan U. Allgood, Vice President & Secretary

Attached:	Acknowledgments (2) Exhibit A -Leased Premises Exhibit B -Permitted Exceptions Exhibit C -Certificate of Ground Lessor

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STATE OF TEXAS	)
) SS:
COUNTY OF DALLAS	)

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29 day of January, 2003, within my jurisdiction, the within named Terry N. Worrell, who acknowledged to me that he is President of T.W. Realty, Inc., a Texas corporation, and that T.W. Realty, Inc. is the sole general partner of Gulfport Retail Partners, L.P., a Texas limited partnership, and that for and on behalf of said corporation as general partner of said limited partnership, and as the act and deed of said corporation as general partner of said limited partnership, and as the act and deed of said limited partnership, he executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited partnership so to do.

/s/ Nancy Hicks
Notary Public

My commission expires:

NANCY HICKS
Notary Public, State of Texas
My Commission Expires 09-17-03

STATE OF OHIO	)
) SS:
COUNTY OF CUYAHOGA	)

Personally appeared before me, the undersigned authority in and for the said county and state, on this 31st day of January, 2003, within my jurisdiction, the within named Joan U. Allgood, who acknowledged to me that she is Vice President & Secretary of Developers Diversified of Mississippi, Inc., an Ohio corporation, the sole member of DDR Crossroads Center LLC, an Ohio member-managed limited liability company, and that for and on behalf of said corporation as member of said limited liability company, and as the act and deed of said corporation as member of said limited liability company, and as the act and deed of said limited liability company, she executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited liability company so to do.

/s/ Terrie F. Levitt
Notary Public

My commission expires:

TERRIE F. LEVITT
Notary Public, State of Ohio
My Commission Expires November 8, 2005

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EXHIBIT A

LEASED PREMISES

A PARCEL OF LAND SITUATED IN THE NORTH 1/2 OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, FIRST JUDICIAL DISTRICT, CITY OF GULFPORT, HARRISON COUNTY, MISSISSIPPI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, HARRISON COUNTY, MISSISSIPPI, THENCE SOUTH 89° 42’ 00” WEST A DISTANCE OF 71.44 FEET TO A POINT; THENCE SOUTH 00° 08’ 23” WEST A DISTANCE OF 64.06 FEET TO A POINT, SAID POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY OF COMMUNITY ROAD AND THE WEST RIGHT OF WAY OF KLEIN ROAD; THENCE SOUTH 89° 36’ 43” WEST ALONG SAID SOUTH RIGHT OF WAY OF COMMUNITY ROAD WITH AN EXISTING 100.00 FOOT RIGHT OF WAY FOR A DISTANCE OF 767.33 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00° 19’ 04” WEST A DISTANCE OF 1702.44 FEET TO AN IRON PIPE FOUND; THENCE SOUTH 85° 23’ 47” EAST A DISTANCE OF 76.21 FEET TO A POINT; THENCE SOUTH 00° 19’ 04” WEST A DISTANCE OF 857.40 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A DELTA ANGLE OF 40° 58’ 03”, A RADIUS OF 842.50 FEET, AND AN ARC LENGTH OF 602.40 FEET TO A POINT THAT IS NORTH 65° 38’ 53” WEST A DISTANCE OF 589.65 FEET FROM THE LAST DESCRIBED POINT; THENCE NORTH 45° 09’ 51” WEST A DISTANCE OF 245.18 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 27° 27’ 53”, A RADIUS OF 1,555.00 FEET, A TANGENT OF 380.00 FEET, AND AN ARC LENGTH OF 745.39 FEET TO A POINT; THENCE NORTH 72° 37’ 44” WEST A DISTANCE OF 624.00 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE LEFT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 06° 19’ 43”, A RADIUS OF 804.50 FEET, A TANGENT OF 44.48 FEET, AND AN ARC LENGTH OF 88.86 FEET TO A POINT; THENCE FROM SAID POINT RUN ALONG A CURVE TO THE LEFT HAVING A DELTA ANGLE OF 35° 05’ 23”, A RADIUS OF 400.00 FEET, A TANGENT OF 126.46 FEET, AND AN ARC LENGTH OF 244.97 FEET TO A POINT; THENCE NORTH 46° 06’ 32” WEST A DISTANCE OF 182.87 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE RIGHT; THENCE ALONG SAID CURVE HAVING A DELTA ANGLE OF 50° 27’ 19”, A RADIUS OF 400.00 FEET, A TANGENT OF 188.46 FEET, AND AN ARC LENGTH OF 352.25 FEET TO A POINT; THENCE NORTH 04° 20’ 48” EAST A DISTANCE OF 199.23 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A CURVE TO THE RIGHT; THENCE RUN ALONG SAID CURVE HAVING A DELTA ANGLE OF 29° 51’ 56”, A RADIUS OF 350.00 FEET, A TANGENT OF 93.34 FEET, AND AN ARC LENGTH OF 182.44 FEET TO A POINT; THENCE NORTH 34° 12’ 43” EAST A DISTANCE OF 629.57 FEET TO A POINT, SAID POINT BEING ON THE SOUTH RIGHT OF WAY LINE OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 70.65 FEET TO A POINT; THENCE SOUTH 00° 07’ 48” EAST A DISTANCE OF 458.50 FEET TO A POINT; THENCE NORTH 89° 36’ 43” EAST A DISTANCE OF 380.00 FEET TO A POINT; THENCE NORTH 00° 07’ 48” WEST A

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DISTANCE OF 458.50 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 50.00 FEET TO A POINT; THENCE SOUTH 00° 07’ 48” EAST A DISTANCE OF 458.50 FEET TO A POINT; THENCE NORTH 89° 36’ 43” EAST A DISTANCE OF 329.90 FEET TO A POINT; THENCE NORTH 13° 10’ 49” EAST A DISTANCE OF 471.66 FEET TO A POINT, SAID POINT BEING ON THE SOUTH RIGHT OF WAY OF SAID COMMUNITY ROAD; THENCE NORTH 89° 36’ 43” EAST ALONG SAID RIGHT OF WAY A DISTANCE OF 963.74 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINS 3,925,553.79 SQUARE FEET OR 90.12 ACRES, MORE OR LESS AND BEING SITUATED IN AND A PART OF THE NORTH 1/2 OF SECTION 16, TOWNSHIP 7 SOUTH, RANGE 11 WEST, FIRST JUDICIAL DISTRICT, CITY OF GULFPORT, HARRISON COUNTY, MISSISSIPPI.

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EXHIBIT “B”

PERMITTED EXCEPTIONS
(recorded)

1.

Terms, covenants and conditions to be performed and/or observed by the lessee from and after the date hereof under that certain Amended and Restated Sixteenth Section Commercial Lease Contract, dated July 28, 1998, by and between the Harrison County Board of Education (the “Board”), as lessor, and Gulfport Retail Partners, L.P., a Texas limited partnership (“GRP”), as lessee, approved by the Harrison County Board of Supervisors (the “Board of Supervisors”) on November 2, 1998, filed for record November 18, 1998 in Records of Deed Book 1431, Pages 322 through 339, inclusive, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by that certain First Amendment to Amended and Restated Sixteenth Section Commercial Lease Contract, dated as of November 18, 2002, by and between the Board, as lessor, and GRP, as lessee, approved by the Board of Supervisors on December 2, 2002, filed for record January___, 2003 in Records of Deed Book ____, Pages ____ through ____, inclusive, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to comply with and/or observe such terms, covenants and conditions by such lessee from and after the date hereof.

2.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR Crossroads Center LLC (“DDR”), as successor in interest to GRP, under and by virtue of that certain Agreement Regarding Restrictive Covenants, dated July 28, 1998, by and among Royal Casino Corporation, a Mississippi corporation (“RCC”), TW, Inc., a Mississippi corporation (“TW”) and TWAD, Inc., a Mississippi corporation (“TWAD”), for the benefit of GRP, and joined by the Board, recorded in Book 1417, Page 529, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

3.

Declaration of Exclusive Use Rights and Prohibited Uses, dated July 28, 1998, by GRP, as declarant, recorded in Book 1417, Page 623, in the Office of the Chancery Clerk of Harrison County, Mississippi.

4.

Right-of-Way Easement, September 25, 1930, by and between R. L. Simpson, as grantor, and Southern Natural Gas Corporation, as grantee, recorded in Book 187, Page 534, in the Office of the Chancery Clerk of Harrison County, Mississippi.

5.

Easement, dated March 11, 1981, by and among, the Board of Supervisors, the Board, as grantor, and Orange Grove Utilities, Inc. (“OGU”), as grantee, recorded in Book 902, Page 1, in the Office of the Chancery Clerk of Harrison County, Mississippi.

6.

Easement, dated November 6, 1978, by and between the Board, as grantor, and Harrison County, Mississippi, as grantee, recorded in Book 942, Page 623, in the Office of the Chancery Clerk of Harrison County, Mississippi.

7.

Easement, Right of Way, Release, dated June 22, 1987, by and between the Board, as grantor, and the Harrison County Wastewater Management District (the “District”), as grantee, recorded in Book 1076, Page 444, in the Office of the Chancery Clerk of Harrison County, Mississippi.

8.

Easement, Right of Way, Release, dated January 10, 1988, by and between the Board, as grantor, and the District, as grantee, recorded in Book 1093, Page 443, in the Office of the Chancery Clerk of Harrison County, Mississippi.

9.

Amended Easement, Right of Way, Release, dated February 8, 1988, by and between the Board, as grantor, and the District, as grantee, recorded in Book 1097, Page 75, in the Office of the Chancery Clerk of Harrison County, Mississippi.

10.

Permanent Easement, dated August 1, 1994, by and between the Board, as grantor, and the District, as grantee, recorded in Book 1280, Page 398, in the Office of the Chancery Clerk of Harrison County, Mississippi.

11.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Drainage Easement and Maintenance Agreement, dated July 28, 1998, by and among RCC, GRP, TW, and TWAD and joined by the Board, recorded in Book 1417, Page 589, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

12.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Sign Easement Agreement, dated July 28, 2002, by and among RCC, GRP, TW, and TWAD, and joined by the Board, recorded in Book 1417, Page 605, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by First Amendment to Sign Easement Agreement, by and among RCC, GRP, TW, and TWAD, and joined by the Board, dated as of December 16, 2002 and recorded in Records of Deed Book ____, beginning at Page ____, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

13.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Easement Agreement (Dedication of Public Right-of-Way), dated August 10, 1998, by and among the Board and GRP, as grantors, to Harrison County, Mississippi and the City of Gulfport, Mississippi, as grantees, and joined by RCC, TW, and TWAD, recorded in Book 1439, Page 277, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

14.

Right-of-Way Grant, dated November 10, 1998, by and between the Board, as grantor, and Koch Pipeline Southeast, Inc., a Kansas corporation, as grantee, recorded in Book 1432, Page 195, in the Office of the Chancery Clerk of Harrison County, Mississippi.

15.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Easement Agreement and Termination and Release of Easements Agreement, dated September 21, 1998, by and between the Board and Mississippi Power Company, a Mississippi corporation (“Mississippi Power”), and joined by RCC, GRP, and TW, recorded in Book 1434, Page 91, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

16.

Memorandum of Lease, dated June 25, 1998, by and between GRP, as landlord, and Academy Corp. (“Academy”), as tenant, recorded in Book 1418, Page 34, in the Office of the Chancery Clerk of Harrison County, Mississippi.

17.

Memorandum of Shopping Center Ground Sublease (with Easements and Restrictive Covenants), dated July 28, 1998, by and between GRP, as sublessor, and Albertson’s Inc. (“Albertson’s”), as sublessee, recorded in Book 1418, Page 1, in the Office of the Chancery Clerk of Harrison County, Mississippi.

18.

Memorandum of Lease, dated June 4, 1998, by and GRP, as landlord, and Barnes & Noble Booksellers, Inc. (“Barnes & Noble”), as tenant, recorded in Book 1418, Page 40, in the Office of the Chancery Clerk of Harrison County, Mississippi.

19.

Memorandum of Lease, dated February 24, 1999, by and between GRP, as landlord, and Blockbuster, Inc. (“Blockbuster”), as tenant, recorded in Book 1447, Page 286, in the Office of the Chancery Clerk of Harrison County, Mississippi.

20.

Memorandum of Lease, dated June 22, 1999, by and between GRP, as landlord, and CEC Entertainment, Inc., as tenant, recorded in Book 1464, Page 346, in the Office of the Chancery Clerk of Harrison County, Mississippi.

21.

Memorandum of Lease, dated July 1, 1998, by and between GRP, as landlord, and Cinemark USA, Inc. (“Cinemark”), as tenant, recorded in Book 1418, Page 49, in the Office of the Chancery Clerk of Harrison County, Mississippi.

22.

Memorandum of Lease, dated June 4, 1998, by and between GRP, as landlord, and Circuit City Stores, Inc. (“Circuit City”), as tenant, recorded in Book 1418, Page 58, in the Office of the Chancery Clerk of Harrison County, Mississippi.

23.

Memorandum of Lease, dated February 24, 1999, by and between GRP, as landlord, and Goody’s M.S., L.P. (“Goody’s”), as tenant, recorded in Book 1451, Page 12, in the Office of the Chancery Clerk of Harrison County, Mississippi.

24.

Memorandum of Lease, dated March 24, 2000, by and between GRP, as landlord, and Kirschman & Co., Inc., as tenant, recorded in Book 1515, Page 189, in the Office of the Chancery Clerk of Harrison County, Mississippi.

25.

Short Form Lease, dated April 16, 1998, by and between GRP, as landlord, and Hunt Sports Gulfport, Inc., as tenant, recorded in Book 1452, Page 511, in the Office of the Chancery Clerk of Harrison County, Mississippi.

26.

Memorandum of Lease, dated April 19, 1999, by and between GRP, as landlord, and Office Depot, Inc. (“Office Depot”), as tenant, recorded in Book 1450, Page 67, in the Office of the Chancery Clerk of Harrison County, Mississippi.

27.

Memorandum of Lease, dated March 23, 1998, by and between GRP, as landlord, and The Gap, Inc. (“The Gap”), as tenant, recorded in Book 1418, Page 64, in the Office of the Chancery Clerk of Harrison County, Mississippi.

28.

Memorandum of Lease, dated July 28, 1998, by and GRP, as landlord, and PETsMART, Inc. (“PETsMART”), as tenant, recorded in Book 1428, Page 49, in the Office of the Chancery Clerk of Harrison County, Mississippi.

29.

Memorandum of Lease, dated July 22, 1998, by and between GRP, as landlord, and Pier 1 Imports (U.S.), Inc. (“Pier 1”), as tenant, recorded in Book 1418, Page 71, in the Office of the Chancery Clerk of Harrison County, Mississippi.

30.

Memorandum of Lease, dated April 26, 2000, by and between GRP, as landlord, and TGI Friday’s, Inc., as tenant, recorded in Book 1495, Page 261, in the Office of the Chancery Clerk of Harrison County, Mississippi and in Book 1497, Page 231, in the Office of the Chancery Clerk of Harrison County, Mississippi.

31.

Memorandum of Lease, dated July 8, 1998, by and GRP, as landlord, and TJX Companies, Inc. (“TJ Maxx”), as tenant, recorded in Book 1418, Page 82, in the Office of the Chancery Clerk of Harrison County, Mississippi.

32.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Academy, as tenant, in Book 1428, Page 54, in the Office of the Chancery Clerk of Harrison County, Mississippi.

33.

Non-Disturbance Recognition Agreement, dated June 10, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Cinemark, as tenant, recorded in Book 1428, Page 62, in the Office of the Chancery Clerk of Harrison County, Mississippi.

34.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Circuit City, as tenant, recorded in Book 1428, Page 70, in the Office of the Chancery Clerk of Harrison County, Mississippi.

35.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and The Gap, as tenant, recorded in Book 1428, Page 78, in the Office of The Chancery Clerk of Harrison County, Mississippi.

36.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Shoe Carnival, Inc., an Indiana corporation, as tenant, recorded in Book 1428, Page 96, in the Office of the Chancery Clerk of Harrison County, Mississippi.

37.

Non-Disturbance and Recognition Agreement, dated March October 12, 1998, by and among the Board, as ground lessor, GRP, as landlord, and TJ Maxx, as tenant, recorded in Book 1428, Page 104, in the Office of the Chancery Clerk of Harrison County, Mississippi.

38.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Pier 1, as tenant, recorded in Book 1431, Page 297, in the Office of the Chancery Clerk of Harrison County, Mississippi.

39.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, and GRP, as landlord, and Office Depot, as tenant, recorded in Book 1431, Page 305, in the Office of the Chancery Clerk of Harrison County, Mississippi.

40.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Barnes & Noble, as tenant, recorded in Book 1431, Page 313, in the Office of the Chancery Clerk of Harrison County, Mississippi.

41.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Albertson’s, as tenant, recorded in Book 1439, Page 246, in the Office of the Chancery Clerk of Harrison County, Mississippi.

42.

Non-Disturbance and Recognition Agreement, dated November 2, 1998, by and among the Board, as ground lessor, GRP, as landlord, and PETsMART, as tenant, recorded in Book 1439, Page 260, in the Office of the Chancery Clerk of Harrison County, Mississippi.

43.

Non-Disturbance and Recognition Agreement, dated September 21, 1998, by and among the Board, as ground lessor, GRP, as landlord, and Party City Corporation, as tenant, recorded in Book 1439, Page 268, in the Office of the Chancery Clerk of Harrison County, Mississippi.

44.

Non-Disturbance and Recognition Agreement, dated February 24, 1999, by and among the Board, as ground lessor, GRP, as tenant, and Blockbuster, as tenant, recorded in Book 1450, Page 49, in the Office of the Chancery Clerk of Harrison County, Mississippi.

45.

Non-Disturbance and Recognition Agreement, dated February 24, 1999, by and among the Board, as ground lessor, GRP, as landlord, and Goody’s, as tenant, recorded in Book 1450, Page 57, in the Office of the Chancery Clerk of Harrison County, Mississippi.

46.

Restrictive Covenant, dated November 18, 2002, by and among the Board, as owner, GRP, and TWAD, recorded in Book ____, Page ____, in the Office of the Chancery Clerk of Harrison County, Mississippi, relative to Department of the Army Permit No. MS97-03785H.

47.

Amended and Restated Declaration of Exclusive Use Rights and Prohibited Uses, dated July 28, 1998, by GRP, as declarant, recorded in Book ____, Page ____, in the Office of the Chancery Clerk of Harrison County, Mississippi.

48.	All matters shown on the Survey, bearing Project No. 1674, prepared by A. Garner Russell & Associates, Inc., dated October 18, 2002, last revised January 22, 2003.
49.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Agreement Regarding Wetlands Permit entered into by and between the Board and GRP, dated July 28, 1998; recorded July 28, 1998 at 4:41 p.m. and recorded in Records of Deeds Book 1417, beginning at Page 542, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

50.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Reciprocal Access and Utility Easement Agreement, dated July 28, 1998, by and among RCC, GRP, TW, and TWAD, and joined by the Board, recorded in Book 1417, Page 569, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by that certain First Amendment to Reciprocal Access and Utility Easement Agreement, dated January___, 2003, by and among RCC, GRP, TW and TWAD, and joined by the Board, recorded in Book ____, Page ____, in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

51.

(a) Tenancy of present occupants, as tenants only, under those certain subleases, licenses, concession agreements, and other occupancy arrangements that affect portions of the land described in Exhibit A hereto and have been disclosed in writing by GRP to DDR (collectively, the “Tenant Leases”), and (b) the obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of the Tenant Leases, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

With respect to the easement estates created under and by virtue of the documents described in Item no. 12 above, the following are Permitted Exceptions:

TW Easement Area:

52.

Sixteenth Section Land Commercial Lease Contract, dated December 21, 1995, by and between the Board, as lessor, and TW, as lessee, recorded in Book 1322, Page 518, in the Office of the Chancery Clerk of Harrison County, Mississippi.

53.

Agreement Regarding Restrictive Covenants, dated July 28, 1998, by and among RCC, TW and TWAD, for the benefit of GRP, and joined by the Board, recorded in Book 1417, Page 529, in the Office of the Chancery Clerk of Harrison County, Mississippi.

54.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Sign Easement Agreement, dated July 28, 1998, by and among RCC, GRP, TW, TWAD, and joined by the Board, recorded in Book 1417, Page 605, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by that First Amendment to Sign Easement Agreement, dated December 16, 2002, by and among RCC, GRP, TW, and TWAD, and joined by the Board, recorded in Book ____ Page ____ in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

55.

Declaration of Limitation on Use of Property, dated November 28, 2000, by TW and TWAD, as declarants, recorded in Book 1529, Page 431, in the Office of the Chancery Clerk of Harrison County, Mississippi.

56.

All matters affecting the easements created under and by virtue of that certain Sign Easement Agreement, as amended by that certain First Amendment to Sign Easement Agreement, that are referred to in Item no. 54 hereof, as shown on Survey (Drawing Number 02649REV1.DWG), prepared by Lugene P. Stenum & Assoc., dated October 7, 2002, revised January 14, 2003, of TW, Inc. property.

TWAD Easement Area:

57.

Sixteenth Section Commercial Lease Contract, dated July 26, 1995, by and between the Board, as lessor, and TWAD, as lessee, recorded in Book 1329, Page 373, in the Office of the Chancery Clerk of Harrison County, Mississippi.

58.

Agreement Regarding Restrictive Covenants, dated July 28, 1998, by and among RCC, TW and TWAD, for the benefit of GRP, and joined by the Board, as recorded in Book 1417, Page 529, in the Office of the Chancery Clerk of Harrison County, Mississippi.

59.

Declaration of Limitation on Use of Property, dated November 28, 2000, by TW and TWAD, as declarants, recorded in Book 1529, Page 431, in the Office of the Chancery Clerk of Harrison County, Mississippi.

60.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Sign Easement Agreement, dated July 28, 1998, by and among RCC, GRP, TW, TWAD, and joined by the Board, recorded in Book 1417, Page 605, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by that First Amendment to Sign Easement Agreement, dated December 16, 2002, by and among RCC, GRP, TW, and TWAD, and joined by the Board, recorded in Book ____ Page ____ in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

61.

All matters affecting the easements created under and by virtue of that certain Sign Easement Agreement, as amended by that certain First Amendment to Sign Easement Agreement, that are referred to in Item no. 60 hereof, as shown on Survey (Drawing Number 02647), prepared by Lugene P. Stenum & Assoc., dated October 7, 2002, revised January 14, 2003, of TWAD, Inc. property.

62.

Restrictive Covenant, dated November 18, 2002, by and among the Board, as owner, GRP, and TWAD, recorded in Book ____, Page ____, in the Office of the Chancery Clerk of Harrison County, Mississippi, relative to Department of the Army Permit No. MS97-03785H.

63.	Tenancy of Hancock Bank, as tenant only, under that certain Ground Sublease, dated August 10, 2000, that affects the TWAD Easement Area.

Royal Casino Easement Area:

64.

Sixteenth Section Commercial Lease Contract, dated November 8, 1993, by and between the Board, as lessor, and RCC, as lessee, recorded in Book 1259, Page 514, in the Office of the Chancery Clerk of Harrison, County, Mississippi.

65.

Sixteenth Section Commercial Lease Contract Addendum, dated December 5, 1994, by and between the Board, as lessor, and RCC, as lessee, recorded in Book 1298, Page 45, in the Office of the Chancery Clerk of Harrison, County, Mississippi.

66.

Partial Assignment and Assumption and Partial Termination of Sixteenth Section Commercial Lease Contract, dated July 28, 1998, by and between RCC, as assignor, and GRP, as assignee, and joined by the Board, as ground lessor, recorded in Book 1417, Page 501, in the Office of the Chancery Clerk of Harrison, County, Mississippi.

67.

Agreement Regarding Restrictive Covenants, dated July 28, 1998, by and among RCC, TW and TWAD, for the benefit of GRP, and joined by the Board, as recorded in Book 1417, Page 529, in the Office of the Chancery Clerk of Harrison County, Mississippi.

68.

Rights of others in and to the land described in Exhibit A hereto, and obligations to be observed and/or performed from and after the date hereof by DDR, as successor in interest to GRP, under and by virtue of that certain Sign Easement Agreement, dated July 28, 1998, by and among RCC, GRP, TW, TWAD, and joined by the Board, recorded in

Book 1417, Page 605, in the Office of the Chancery Clerk of Harrison County, Mississippi, as amended by that First Amendment to Sign Easement Agreement, dated December 16, 2002, by and among RCC, GRP, TW, and TWAD, and joined by the Board, recorded in Book ____ Page ____ in the Office of the Chancery Clerk of Harrison County, Mississippi, and the effect of any failure to observe and/or perform such terms, covenants and conditions by DDR from and after the date hereof.

69.

All matters affecting the easements created under and by virtue of that certain Sign Easement Agreement, as amended by that certain First Amendment to Sign Easement Agreement, that are referred to in Item no. 68 hereof, as shown on Survey (Drawing Number 02650.DWG), prepared by Lugene P. Stenum & Assoc., dated October 7, 2002, revised January 14, 2003, of RCC property.